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EXHIBIT 10.1 - Amendment to Employment Agreement

                                  AMENDMENT TO
                              EMPLOYMENT AGREEMENT

     THIS AMENDMENT TO EMPLOYMENT AGREEMENT (the "Agreement"), dated effective as of July 31, 2006, is made and entered into to amend the Employment Agreement dated effective June 30, 2003 (the "Employment Agreement"), by and between Peoples Education, Inc. (f/k/a The Peoples Publishing Group, Inc.), a Delaware corporation (the "Company"), and James J. Peoples, an individual resident of the State of New Jersey (the "Executive").

                                   WITNESSETH:

     WHEREAS, the Company and the Executive mutually desire to amend the Employment Agreement as set forth in this Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements herein contained, the Company and the Executive agree as follows:

     1. Amendment. The Employment Agreement shall be amended as provided in this Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Employment Agreement.

     2. Compensation. The table at the end of Section 4.01 of the Employment Agreement which specifies annual salary in the event the Executive is engaged in the "AP Senior Advisor" role shall be amended such that for the contract year ending July 31, 2007, the salary shall be $100,000.

     3. Incentive Compensation. Executive agrees that consistent with the change in the Company's fiscal year to periods ending May 31, that the table in Section
4.02 of the Employment Agreement shall be amended in its entirety to provide that for the fiscal year ending May 31, 2007, that the Executive's incentive shall be equal to 30% of the amount paid to the CEO, and that for the fiscal year ending May 31, 2008, the incentive shall be 10% of the amount paid to the CEO, and for the portion of the fiscal year ending May 31, 2009 included in the contract period (the two months of June 2008 and July 2008), that the incentive shall be 2% of the amount paid to the CEO. Executive agrees that all incentives payable to him prior to the commencement of the fiscal year ending May 31, 2007, have been paid in full.

     4. Miscellaneous.

          4.01 Governing Law. This Agreement is made under and shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to New Jersey's conflicts of law rules.

          4.02 Prior Agreements. This Agreement and the Employment Agreement contain the entire agreement of the parties relating to the subject matter hereof and supersede all prior agreements and understandings with respect to such subject matter, and the parties hereto have made no agreements, representations or warranties relating to the subject matter of this Agreement which are not set forth herein.

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          4.03 Amendments. No amendment or modification of this Agreement shall be deemed effective unless made in writing signed and delivered by the parties hereto.

          4.04 Assignment. This Agreement shall not be assignable, in whole or in part, by either party without the written consent of the other party.

          4.05 No Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be any estoppel to enforce any provisions of this Agreement, except by a statement in writing signed by the party against whom enforcement of the waiver or estoppel is sought. Any written waiver shall not be deemed a continuing waiver unless specifically stated, shall operate only as to the specific term or condition waive and shall not constitute a waiver of such term of condition for the future or as to any act other than that specifically waived.

          4.06 Counterparts. This Agreement may be signed in counterparts, each of which, when executed and delivered, shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have hereunto set their hands, intending to be legally bound, as of the date first above written.

                                        PEOPLES EDUCATION, INC.


                                        By: /s/ Brian T. Beckwith
                                            ------------------------------------
                                            Brian T. Beckwith
                                            Its: President and Chief Executive
                                                 Officer

                                        /s/ James J. Peoples
                                        ----------------------------------------
                                        James J. Peoples

ACCEPTED AND AGREED TO
this 17th day of September, 2006.

PEOPLES EDUCATIONAL HOLDINGS, INC.


By: /s/ Brian T. Beckwith
    ---------------------------------
    Brian T. Beckwith
    Its: President and Chief Executive
         Officer


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